These viewgraphs may contain, or refer to, forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers and suppliers, customer demand for our products and services, availability of manufacturing capacity, components and materials, timely completion of the expected sale of certain of Lucent’s manufacturing facilities, assets and operations, and its optical fiber business, and continued availability of quality products and components at reasonable prices after the sales, control of costs and expenses, international growth, credit concerns in the emerging service provider market, the potential for deterioration of the credit quality of customers for which we have provided financing, our credit rating and ability to provide customer financing when appropriate, compliance with the covenants and restrictions of our bank credit facilities, the timely completion of the anticipated timetable of the expected distribution of Agere shares to Lucent shareholders, the timely implementation of our restructuring programs and financial plans, the outcome of pending and future litigation and governmental proceedings, our ability to implement successfully our new strategic direction focused on offering fewer products to large service providers, including our ability to focus our business on the mix of products and services necessary to take advantage of the most desirable opportunities in our industry and to implement our product rationalizations and other aspects of our new strategic direction in a manner that does not disrupt the business of our customers, dependence of achieving Lucent’s targets and objectives for fiscal 2002 and 2003 on economic and industry conditions, general industry and market conditions and growth rates and general domestic and international economic conditions, including the global economic slowdown and interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Lucent with the Securities and Exchange Commission. Lucent disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Lucent Technologies Investment Community Briefing

November 7, 2001

Building The New Lucent

Lucent Technologies
Bell Labs Innovations

Agenda

Opening Remarks	Frank D'Amelio
Strategy Overview	Bill O'Shea
Integrated Network Solutions	Janet Davidson
Mobility Solutions	Jim Brewington
Q&A Session	Lucent Senior Management
Closing Comments	Henry Schacht

Forward-Looking Statement Disclosure

This presentation includes some forward-looking statements about our expectations for our future performance. Actual results could differ materially from those suggested by our comments today. Additional information about factors that could affect future results are addressed in our SEC filings, including our 10-K, 10-Q, and 8-Ks. A summary is included at the end of this presentation.

Financial information in this presentation is pro-forma for continuing operations and assumes the sale of Optical Fiber is completed by the end of fiscal 1Q02.

Lucent Technologies Investment Community Briefing

November 7, 2001

Opening Remarks

Frank D'Amelio

Executive Vice President
Chief Financial Officer

Lucent Technologies
Bell Labs Innovations

Financial Targets For 2003 And Beyond

Revenue growth	10 – 12% per year
Gross Margin	35%
R&D	12% of revenue
M&S	9% of revenue
G&A	4% of revenue

Our goal is to perform at these industry-leading levels, but exact '03 timing will depend on market conditions

The Business Plan Behind Our Targets

- Realign around two segments
  - Integrated Network Solutions
  - Mobility Solutions
- Leveraging the combined product and sales units
- Complete Phase 2 restructuring
- Complete sale of Optical Fiber Systems and spin-off of Agere

Lucent ... the partner of choice for leading service providers

Lucent Technologies Investment Community Briefing

November 7, 2001

Strategy Overview

Bill O'Shea

President, Bell Labs
Executive Vice President, Strategy and Marketing

Lucent Technologies
Bell Labs Innovations

The New Lucent Investment Thesis

- Despite current challenges, we operate in a market that is large and attractive in the long term
- Leading service providers are driving the long-term growth
- Lucent has realigned its business to better address this opportunity

The New Lucent Investment Thesis

- **Lucent intends to be the partner of choice for leading service providers, differentiated by:**
  - A network vision of service intelligence at every layer, delivering service richness of the Internet with reliability of classic voice networks
  - The most complete portfolio of products targeted at service providers
  - The industry's most complete network management systems and most extensive services capability to integrate and manage networks
  - Globally deployed solutions capability
  - Largest in-house research and development program focused on service providers

Despite Current Challenges, Market Opportunity Remains Significant

Worldwide service provider cap-ex forecast*

$ billions



CLECs/ Others
Cable MSOs
Backbone
Int'l PTTs
RBOCs and NAR Nationals
WW Mobility
$ 289
$24
$20
$20
$84
$60
$80
-10%
-20%
$ 259
$231
$ 259
-27 %
-11 %
-29 %
-9 %
-16 %
+2 %
$17
$18
$14
$77
$51
$82
$ 231
-28 %
-26 %
-41 %
-16 %
-23 %
-13 %
$17
$15
$12
$71
$47
$70
2001
2002
High Case
Low Case

* CapEx includes equipment, network construction and other non-network related capital expenditures.

Source: Equity analyst reports and SP announcements

Note: Mobility CapEx includes mobility business units of major integrated service providers. Totals may be off due to rounding.

A Return To More Sustainable Capital Spending Levels For Service Providers

Service provider cap-ex (% of sales)



160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
1996
1997
1998
1999
2000
2001
2002
RBOCs/NAR Nationals
Next Gen Long Haul
CLECs
US wireless
PTT's
Sustainable level

Source:
Equity analyst reports and SP announcements

Primary Demand Growth Continues…

WW Internet Subscribers
Millions



330
404
480
550
605
650
2000
2001
2002
2003
2004
2005

Source: Dataquest - May 2001

WW Broadband Subscribers
Millions



12
22
35
52
68
84
2000
2001
2002
2003
2004
2005

Source: Cahners In-Stat - June 2001

WW Wireless Penetration Forecast
%



10%
13%
15%
16%
18%
20%
2000
2001
2002
2003
2004
2005

Source: Yankee Group - June 2001

US Backbone Traffic Growth
Exabytes (10^{18}) of traffic



IP
Non-IP
1.7
2.4
3.7
5.9
9.2
13.8
56%
68%
76%
2000
2001
2002
2003
2004
2005

Source: McKinsey & JP Morgan - May 2001

...Driving An Attractive Long Term Outlook



WW Communications Services Revenue
$ Billions
+ 10-12%
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
Emerging Services1
Current Data Services2
Mobile Telephony
Local, Long Distance & International Telephony
>50%
+16%
+ 6%
+ 4%
2001
2002
2003
2004
2005

1. *Emerging Services include: IP VPN, VoIP, Web Hosting, Content Delivery, Wireless Data*
2. *Current Data Services include: Frame Relay/ATM/ X.25, Internet Access, Broadband Access, Managed Data Services*

Source: Dataquest, IDC, Cahners In-stat, Pyramid

To Succeed In Today's Environment, Leading Service Providers Need To…

- Lower the cost of deploying and supporting services
- Create and offer profitable new services
- Reduce the complexity of their networks and the resulting operating expense
- Improve network reliability

Lucent Is Focusing On The World's Leading Service Providers



WW Service Provider Cap-Ex
Total in 2001 = $289 B
$215 B
$46 B
$28 B
Top 50
51 through 100
all others

- *Top 50 service providers account for 75% of total capital spending*
- *Lucent has relationships with 49 of the top 50*
- *Top 30 customers account for 75% of Lucent revenue*

Source: Equity analyst reports and service provider announcements

Lucent Has Realigned Its Business To Address This Opportunity



Wireline Customers
Americas
EMEA
AP/China
Market Unit
Product Units
Mobility Customers
Americas
EMEA/AP/China
Product Units
Market Unit
Solutions Unit
Bell Labs Research and Product Development
Lucent Worldwide Services
Global Business Partners
Supply Chain Networks
Corporate Functions

Lucent Intends To Be The Partner Of Choice For Leading Service Providers, Differentiated By:

- A network vision of service intelligence at every layer, delivering service richness of the Internet with reliability of classic voice networks
- The most complete portfolio of products targeted at service providers
- The industry's most complete network management systems and most extensive services capability to integrate and manage networks
- Globally deployed solutions capability
- Largest in-house research and development program focused on service providers

A Network Vision Of Service Intelligence

A growth platform for driving new revenues while reducing complexity and cost

- **Service-ready**
- **Rapid, seamless provisioning**
- **Self-care**
- **Lowest cost-per-bit**

Providing the service richness of the Internet…



Internet / Public Data Network
Public Switched Telephone Network
Access
Metro
Core

…and the service reliability of classic voice networks

Service Intelligent Architecture

- Intelligence at every layer of the network
- Open interfaces
- Open, programmable service creation
- Automatic and dynamic allocation of network resources
- Highly reliable and scalable network elements
- Simpler network operations



Application Layer
Service Control Layer
Control
Bearer
Internet / Public Data Network
Public Switched Telephone Network
Access
Metro
Core
Network Transport Layer

Broad Product Portfolio To Support Wireline Customers



Application Layer
iEngineer
iProvision
iAssure
Network Management
Application Services
Control
Bearer
Service Control Layer
Softswitch Control
IP Service Switching
Internet / Public Data Network
Public Switched Telephone Network
Circuit-to-Packet Solutions
Broadband Access
DSLAM
NGDLC
Media Gateways
Multiservice Packet Switching
GigE
Access
Metro
Core
Frame/ ATM
CPE
RAS
Network Transport Layer

Lucent Access Portfolio

RECENTLY ANNOUNCED



APX 1000, APX 8000
MAX TNT

Industry-leading
dial access platforms

Platform for Packet Voice Gateway

New Release In 2002

Stinger FS, LS, RT and MRT

Full line of DSL access multiplexers

Tier 1, Tier 2 CO's, outdoor and remote/MTU deployment



Access
Metro
Core
Internet / Public
Data Network

AnyMedia

Next-generation
Digital Loop Carrier

New Release In 2002

PSAX Family

Market-leading
ATM/Multiservice
access concentrators

Lucent Metro Optical Portfolio

RECENTLY ANNOUNCED

MetropolisDMX

Integrated cross-connect and SONET/SDH ADM functions in smaller footprint

Efficient TDM plus IP/Ethernet transport

RECENTLY ANNOUNCED

MetropolisEON

DWDM to scale

Managed wavelengths

Converts OLS 40/80G into DWDM regional/ metro ring with low loss


Access
MetropolisDMXpress
Metro

Lucent Core Optical Portfolio



LambdaUnite
Multiservice systems bridges and unites 10G and 40G traffic between Metro and Core
New In 2002
RECENTLY ANNOUNCED
LambdaManager
High-capacity network ring hub manages and routes sub-wavelength traffic
New In 2002
LambdaXtreme
DWDM for long haul and ultra-long haul with 10G and 40G wavelengths
Core
Metro
LambdaRouter
Still the industry's only all-optical switch in commercial deployment

Lucent Multiservice Switching Portfolio

RECENTLY UPGRADED

GX550, CBX500 and BSTDX
Multiservice Switches

Highly reliable, industry-leading switching in the core and at the edge of networks

New In 2002

TMX880 Multiservice Xchange Switch

Migration to IP/MPLS in core networks


Core

Lucent IP Services Portfolio


SpringTide
IPSS 5000/7000
Lucent
IPSec Client
Internet / Public
Data Network
Access Point Family
Public Switched
Access
Metro
Core
Lucent VPN Firewall
Brick Family

Lucent Circuit-To-Packet Portfolio



Lucent 5ESS Switch
Public Telephon
Lucent Softswitch
Industry-leading signaling gateway for next-generation applications
New Release In 2002
Access
Metro
Core
7R/E Packet Solutions
Because the PSTN is not going away
7R/E iMerge Gateway
VoIP Centrex
Media Gateways
APX 8000
PSAX

Wireline Services Roadmap












Navis™ iOperations Software
Business Layer
iEngineer
iProvision
iAssure
Network Elements
Optical
Packet
Mobile
Circuit

	Available Today (Phase 1)	2002 (Phase 2)	2003+ (Phase 3)
Services	▪ Broadband Access ▪ Managed ATM/FR ▪ Secure IP VPN ▪ IP Centrex ▪ PRI Offload/Packet Trunking ▪ Internet Call Diversion	▪ IP/MPLS VPN ▪ Transparent EtherLAN ▪ Content Acceleration ▪ Voice/fax/data over IP ▪ VoIP - Cable ▪ Mesh-based transport ▪ Lease-a-lambda	▪ Optical VPN ▪ Bandwidth on Demand ▪ Ethernet Trunking ▪ Bandwidth Trading ▪ Centrex Home Office ▪ Application Services ▪ “One Seat” Net. Mgmt
Lucent Enablers	▪ Stinger DSL ▪ Navis ▪ IPSS5000/7000 – IPSec – Virtual routing – NAT – Firewall/security ▪ iMerge ▪ APX/PSAX Packet Voice Gateways	▪ Europa ATM upgrade ▪ Softswitch upgrades ▪ iMerge upgrades ▪ Comprehensive MPLS implementation ▪ IPSS - Per flow QOS ▪ LambdaRouter - distributed virtual switching (ONNS)	▪ G-MPLS - Automatic Data/Optical Provisioning ▪ Ethernet/MPLS Switching ▪ LambdaRouter - open APIs ▪ Navis v3 - data/optical integration

Mobility Solutions Tap Strengths Across Lucent Portfolio



Application Layer
iEngineer
iProvision
iAssure
Network Management
MiLife Platform
Application Services
Control
Bearer
Service Control Layer
SuperHLR
Packet Data Gateways
Mobile Switching Center (5ESS, Softswitch)
Internet / Public Data Network
Public Switched Telephone Network
Radio Network Controller
Access
Metro
Core
CDMA2000 & UMTS
Flexent Base Station Family (Modular Cell, OneBTS)
Network Transport Layer

Mobility Portfolio: Radio Access Platforms


RECENTLY UPGRADED
New In 2002
Modular Cell
OneBTS
Access

Flexent Base Station Family (Modular Cell, OneBTS) Common Platform)

cdmaOne, CDMA2000 and UMTS

Supports integrated intelligent antennas for superior capacity growth

Radio Network Controller

High-performance radio access control function for CDMA2000 and UMTS

Mobility Portfolio: Service Control And Application Platforms

RECENTLY UPGRADED

MiLife™ Mobile Internet

Platforms for rapid, easy introduction of personalized, revenue-generating mobile services

New In 2002

SuperHLR

Authenticates, manages profiles and Internet addresses for mobile users


SpringTide IPSS
New In 2002
Softswitch
5ESS

Mobile Switching Center (5ESS,Softswitch)

Enables integrated voice/data services

Packet Data Gateways

RECENTLY ANNOUNCED

Leverages strength of enterprise data services offering for mobile users

Mobility Services Roadmap



	Available Today (Phase 1)	2002 (Phase 2)	2003+ (Phase 3)
Services	High-capacity voice Smartphone/ PDA WWW Access Short Message Service (SMS) E-Mail Unified Messaging Location Services VPN Services	High-capacity voice Palm/ Lap-top WWW Access MP3/ Video Download Advanced Location Services Advanced Info & Gaming Services Enterprise VPN Wireless WAN/ 802.11 Integration	Higher-capacity voice Interactive WWW Access Multi-Media Messaging Streaming Audio/ Video All-IP Voice/ Data Services
Lucent Enablers	2G Mobile Voice *CDMA, TDMA, GSM* 2G Low-Speed Data *CDMA/ GSM-GPRS* 3G Voice/ High-Speed Data *cdma2000 1X* Flexent Base Stations 5ESS MSC Springtide 5000/ 7000 IPSS Advantage eCS Navis Radius	3G High-Speed Data *cdma2000 1x-EV-DO* 3G High-Speed Data/ Voice *UMTS* Flexent OneBTS Flexent RNC and EV-DO Controller Softswitch-based MSC SpringTide 7000 Wireless IPSS MiLife Mediation Gateway and Software Developers Kit Packet IN Application Hosting Env. Super D-HLR Navis Provisioning	3G+ Voice/ Higher-Speed Data *cdma2000 1x-EV-DV* *UMTS HSDPA* Advanced Intelligent Antennas All-IP Network Core ATM/ IP/ Optical Backhaul Navis iOperation

Lucent Offers The Industry's Most Complete Network Management Systems



NavisTM iOperations Software
Business Layer
iEngineer
iProvision
iAssure
Network Elements
Optical
Packet
Mobile
Circuit

Enables both Wireline and Mobility service providers to deliver services efficiently and profitably

Lucent Worldwide Services' Industry-Leading Capability Enhances Our Customer Partnerships

- Broad capability and knowledge base
  - Largest networking services organization in the world
  - Full suite, full life cycle of services
  - Over 20,000 services professionals
- Deep experience
  - Serves all Lucent top 50 customers
  - Three Network Knowledge Centers, 26 Technical Assistance Centers
  - Operates 150 service provider customer networks
- Global presence
  - 30 global accounts
  - Leadership teams on four continents



Consult
Design
Value Added Services
Support
Build

LWS brings competitive advantage to Lucent

Bell Labs Enables Lucent To Bring Products To Market More Rapidly

- In-house R&D is an important competitive differentiation in the current environment
- Largest amount of R&D resources focused on service providers
- Continue to improve alignment between technology vision and business strategy
- Allocating 60% of R&D budget to growth products
- Improving time-to-commercialization

Bell Labs' Superior Track Record Of Innovation

New Products to Market

- √ LambdaRouter
- √ SuperHLR
- √ Flexent
- √ Navis network management systems
- √ Wireless network planning (OCELOT)
- √ DWDM transport

Potentially Disruptive Technologies

- √ Molecular transistor
- √ Organic superconductor
- √ All-optical IP routing fabric
- √ BLAST intelligent antennas
- √ Intelligent optical provisioning systems

Lucent Working With Global Business Partners To Complete Customer Solutions

- Building joint offers to reach beyond the Lucent portfolio
- Incorporating Lucent products and services into solutions offered by major Systems Integrators
- Encouraging broad array of third party applications and services
- Leveraging partners' channels to augment our sales and deployment capacity

The New Lucent Investment Thesis

- Despite current challenges, we operate in a market that is large and attractive in the long term
- Leading service providers are driving the long-term growth
- Lucent has realigned its business to better address this opportunity
- Lucent intends to be the partner of choice for leading service providers, differentiated by:
  - A network vision of service intelligence at every layer, delivering service richness of the Internet with reliability of classic voice networks
  - The most complete portfolio of products targeted at service providers
  - The industry's most complete network management systems and most extensive services capability to integrate and manage networks
  - Globally deployed solutions capability
  - Largest in-house research and development program focused on service providers

Integrated Network Solutions Strategy and Portfolio

Janet Davidson

President
Integrated Network Solutions Group

Lucent Technologies
Bell Labs Innovations

The INS Segment

Integrated Network Solutions Product Offerings	Integrated Network Solutions Target Customers
• Core and edge switching • Edge and broadband access products • Core and metro optical systems • Softswitch and software platforms for revenue-generating services • Network management software	• Long distance carriers • Incumbent local service providers • PTTs • Emerging service providers • Backbone builders *...in the United States, Caribbean/Latin America, Europe/Middle East/Asia, China and Asia/Pacific*

Lucent Intends To Be The Partner Of Choice For Leading Service Providers, Differentiated By:

- A network vision of service intelligence at every layer, delivering service richness of the Internet with reliability of classic voice networks
- The most complete portfolio of products targeted at service providers
- The industry's most complete network management systems and most extensive services capability to integrate and manage networks
- Globally deployed solutions capability
- Largest in-house research and development program focused on service providers

INS Addressable Segments In The 2002 Service Provider Market


WW Service provider equipment
$212 B market
INS segment
$80 B market
Other * 15 %
INS segment 37 %
Services 18 %
Mobility segment 29 %
Circuit to Packet 3 %
Network Management 4 %
IP Services 5 %
Access (served) 8 %
Multiservice Packet 11 %
Metro Optical 15 %
Core Optical 20 %
Circuit Switching 34 %

** Include fiber optics, submarine optical, applications software and non-served access markets (e.g., CMTS, WLL)*
Sources: Dell'Oro, IDC, Synergy, Gartner, RHK, Infonetics, Yankee, Internal Estimates

Lucent Products And Solutions Deliver On The Vision Of A Service Intelligent Architecture



Application Layer
Network Operations
C2P
Service Control Layer
C2P
IP Services
Internet / Public Data Network
Circuit to Packet (C2P)
IP Services
Access
Metro
Core
Access
Metro
Core Networks
Network Transport Layer

Core: Provides more capacity, speed, reliability, flexibility in transporting services at lower operations expense, while evolving to all-optical core

Metro: Busts the metro networking bottleneck by efficiently unlocking capacity for services

Access: Scales last mile/km on-ramp solutions to the Service Intelligent Network

IP Services: Delivers value-added, customized services: VPNs, MVPNs, Managed Security

Network Operations: Provides unified network management for end-to-end provisioning, monitoring, and fault management

Circuit-to-Packet (C2P): Adds new service capabilities and efficiencies to PSTN through open packet technology, new service enhancement and cost reduction

2002 Core Optical Network Market

Long Haul DWDM

- Market has pulled back 35% from peak in 4Q00
- Key players: Nortel, Ciena, Lucent, Alcatel

SONET/SDH Market

- Market has pulled back from peak of $4B in 2Q00 to $2.4B in 2Q01
- Key players: Lucent, Fujitsu, Alcatel, Nortel
- Nortel dominated in 2000, but now trails



$16 B market
Optical Crossconnects
10 %
Long Haul DWDM
37 %
DCS Core
23 %
SONET/SDH Core
30 %

Sources: Dell'Oro, Gartner, RHK, Internal Estimates

Lucent's Optical Networking Progress

- Dell'Oro Reports that Lucent regained optical market share lead worldwide in 2Q-01
- Introduced "Metropolis" with 20 customer contracts and trials
- Announced industry's first commercial contracts for all-optical switch
- Poised to announce next-generation optical networking portfolio
- Dozens of contracts announced during FY-01

Lucent's 2001 Optical Wins

Even in a challenging year, we have grown share and – with new global systems – are poised for further growth

January to March

- NAR
  - TIME Warner OLS 1.6T
  - Verizon TDM 2.5G
- China
  - Liaoning Telecom OLS 400G
  - Shanghai Telecom ADM 16/1 DACS
- EMEA
  - Deutsche Telecom OLS 400G ADM 16/1
  - Jazztel (Spain) ADM 16/1

April to June

- NAR
  - Global Crossing Lambda Router
- CALA
  - Impsat (Brazil) AM-1 Plus, ADM 16/1, 10G
- EMEA
  - B-Telecom (Belguim) OLS 400G, ADM 16/1
- Asia/Pacific
  - GNG (Korea) OLS 800G

July to present

- NAR
  - TYCOM OLS 800G
- EMEA
  - COLT Telecom Group (UK) Bandwidth Manager
  - France Telecom TDM 10G, NET 400G
- Asia/Pacific
  - Korea Telecom OLS 400G
  - Powercom ADM16/1
  - Japan Telecom Lambda Router

Globally focused → Regionally diverse → Growth positioned

Coming In 2002
Lucent's New Core Networking Portfolio

The industry's highest-capacity, most reliable long-haul optical systems



LambdaRouter

Still the only commercially available high capacity all optical switch

Seamless integration with existing optical networks

NEW



LambdaXtreme

Lowest cost/Gb for long-haul and ultra-long haul 10G and 40G systems

LambdaUnite



Next-generation system that bridges or unites 10G/40G traffic across core and metro networks

NEW



LambdaManager

Terabit capacity TDM systems to manage "sub-wavelength" or electronic traffic in ring and/or mesh networks

NEW

Service intelligence across the product range

2002 Core Data Networking Market
Multiservice Core/Edge Switching

- Market was stable through 2000 but contracted by 20% in 2Q-01
- Key players: Lucent, Nortel, Alcatel, Cisco
  - No one player dominates this market
- Lucent remains #1

$ 9.1 B market



ATM/FR
Switching
45 %
Core/Edge IP
55 %

Sources: Synergy

Core Networking Portfolio
Multiservice Core Transport

Largest embedded base of ATM and Frame Relay switches

GX 550 Multiservice Switch

Industry leading 25 Gbps switching in the core and at the edge of larger networks





CBX 500 Multiservice Switch

Widely deployed 5 Gbps multiservice edge switch

B-STDX 8000/9000 Multiservice Switches

Frame Relay/ATM workhorse – more than 14,000 deployed in service provider networks



Product enhancements to increase revenue generating capabilities at the edge

December 2001:

- New system software to increase GX, CBX reliability
- New processing card to increase GX performance by 400% (Dec '01)
- More ATM T1s on CBX
- More virtual circuits on GX to support DSL

First Half 2002:

- Gigabit Ethernet for GX and Packet-over-SONET interfaces for GX and CBX to support IP, ATM, FR on one network

Coming In January:
Lucent TMX 880 Multiservice Xchange Switch

Because our customers asked for MPLS ... now!

- **Protects customer investment in today's revenue-generating Frame Relay and ATM services**
- **Supports incremental addition of business-quality IP Services**
- **Enables technology migration from ATM to MPLS core network**
- **Easy integration for Lucent customers via familiar Navis operations software**

NEW



TMX 880

Combining TMX 880 with GX 550 and CBX 500 switches increases service provider revenue capabilities, network capacity, performance and reliability

2002 Metro Optical Market

- **Market is still showing strong growth**
  - **Metro expenditures expected to increase 175% through 2003**
- **Key players: Nortel, ONI, Ciena, Lucent**
- **Lucent's MetroEON product became available September 2001**



$12 B market
MAN Ethernet
5 %
Metro
DWDM
10 %
SONET/SDH
Metro
48 %
DCS
Metro
37 %

Sources: Dell'Oro, Gartner, RHK, Yankee, Internal Estimates

Metro Optical Network Portfolio

Lucent Metropolis portfolio bringing DWDM and next-generation SONET to metropolitan area networks

Next-Gen SONET

Metro DMX

MetroDMXpress

Integrates cross-connect and SONET ADM functions

50% footprint reduction

Efficient TDM plus IP/Ethernet transport

Installs in hours, not days





DWDM

Metro EON

Scales DWDM costs to Metro market realities

High capacity metro ring using Bell Labs patented technology

Announced June, 2001
Over 20 customer contracts and trials to date

2002 Access Market

ATM Access

- Market peaked in 2Q-00 at $160M, but contracted to $60M for 2Q-01
- Key players: Lucent, Alcatel
- Lucent leads in this market

Remote Access

- Market peaked at $923M in 2Q-00, but declined to $233M in 2Q-01
  - However VoIP, VPN, other enhanced services segments still showing growth
- Key players: Cisco, Lucent, Nortel
- Cisco has attained #1 share; Lucent is now #2

$6.5 B market



ATM Access
3 %
RAS/RAC
21 %
DLC
25 %
DSL
52 %

Sources: Synergy, Gartner

DSLAM Market

- Market flattened in 1Q01, pulled back 15% in 2Q-01
- Key players: Alcatel, Lucent. (Nortel has exited)
- Lucent is #2 overall
  - #1 in focus segments, including SDSL, Voice over DSL, and MultiTenant Unit DSLAMs

Edge Access Portfolio
Addressing the "Last Mile"



APX 8000, MAX TNT, MAX

"Universal Port" supports dial-access, VoIP services

Over 80% of Internet connections are still made via modem; over 30 million connections made to Internet daily via Lucent equipment



NEW

APX 1000 –Nov 2001

Twice as many converged voice/data services per rack as competitors (Puts Lucent back in lead in port density)

PSAX Family

Market leading family of ATM/ Multiservice access concentrators

More than 250 customers worldwide for data and voice applications



NEW

PSAX 1000 – Nov 2001

Compact, carrier-grade concentrator for mobile operators

PSAX 1000 cut operational cost 47% for one RBOC in wireless backhaul application

Broadband Access Portfolio



Stinger DSL Access Multiplexers for High-speed Network Access

Full line of DSL Access Multiplexers for CO, remote applications

"Densest" footprint in industry

Over 25 customers, including Sprint, Qwest, Telefonica

More than 50% of Stingers are deployed outside U.S.



AnyMedia Access System

Next-gen Digital Loop Carrier is only one that talks to 35 switch combinations

Deployed by over 100 customers worldwide, including SBC, Qwest

NEW



Stinger T1000 Module: Dec 2001

Enables service providers to deploy DSL using ATM or IP networks

IP intelligence and subscriber management in a DSL chassis

Offloads IP traffic from ATM networks, minimizing investment in infrastructure

2002 IP Services Market

- Market is nascent, but robust growth is still expected
- Key players: Nortel, Cosine, Lucent
- Lucent is positioned to take advantage of market growth

$ 4.0 B market


IP Service/
Subscriber Mgmt
Switches
14 %
VPN
Gateway*
19 %
Firewall*
68 %

** Includes enterprise market*
Sources: Synergy, Infonetics

IP Service Control Layer

Springtide 5000/Springtide 7000 IP Service Switches



- Most scalable IP service switches in industry
- Now in trials with 15+ service providers

SpringTide 7000 Wireless

- First IP Services Switch for wireless operators, announced June 2001
- Now in trials with 12 customers



RELEASE 3.2
Coming in 2002

Lucent Softswitch



- Carrier-grade signaling gateway eliminates costs of carrying modem traffic on PSTN
- Generates new revenue from IP-Soft clients for non-regulated VoIP, IP-VPN services

IP Services Portfolio: End-To-End VPN, Managed Security Solution

Core



TMX 880

- Seamless MPLS Integration with multiservice networks
- Best QoS in the industry
- Leading performance and reliability: 160 Gbps switch capacity
- Optical core interfaces available in controlled introduction January 2002

Network based Service deployment



GX 550



CBX 500

- Leverage existing frame relay service customers
- Provides IP VPN capabilities for enterprise site-to-site intranets
- IP to ATM mapping provide IP QoS transport
- Provides best-in-class port density and scalability for aggregation



SpringTide
IP Service Switch
5000/7000

- Ideal for high scale, business-quality IP services
- Enables new revenue generating services
- VPNs, IP Centrex, Mobile VPNs,
- MPLS edge routing capabilities in addition to IP services
- High Speed Packet and ATM interfaces

Premise & End-user

Access Point Family





Lucent
IPSec Client

VPN Firewall
Brick Family



- Access Point IP Service Router extends IP routed access, VPN, firewall, QoS (CBQ) with SLAs to the premise
- VPN Firewall Brick -- carrier-grade, best-in-class price/performance solution from SOHO to network data centers
- Lucent IPSec Client for remote access VPN services

2002 Circuit-To-Packet Market

- **Market is seeing continuing declines, especially in North America and Europe, but the PSTN is not going away!**
- **Key players: Lucent, Alcatel, Nortel, Siemens**
- **Lucent has performed in line with the overall market**

$ 2.2 B market


Softswitch
19 %
VoIP
Gateway
53 %
IP Centrex
Equipment
28 %

Sources: Synergy, Yankee Group

Lucent C2P™ Circuit-To-Packet Migration Portfolio


Residence
Data Offload
▪ Relieves Switch Congestion
▪ ICD for offload to local RAS
▪ PRI offload for remote RAS
Tandem Exhaust
▪ Simplifies Network Expansion
▪ Packet Trunking - Integrated*
▪ Packet Tandem - External*
* relative to switch
Service Provider POP
Class 5
PSTN
SS7
Core Network
IP Business Services
▪ Next-gen access, IPCentrex
▪ Multilocation access
▪ Corporate LAN
▪ Telecommuter
▪ Road Warrior
Gateway
Softswitch
Packet Network
Enterprise
Enterprise LAN Access WAN
Application Server
Next-Gen Services
▪ IP Endpoints, Soft Clients
▪ New converged services
▪ Softswitch, Application Servers

Network Operations Software Market

- Market seems more stable than equipment segments
- Key players: Telcordia, Lucent
- Lucent's performance dipped in 2000, but recovered to a fairly strong position in 1H-01


$ 3.4 B market
Provisioning
31 %
Network Management
18 %
Planning and Engineering
10 %
Other*
41 %

* Other includes inventory management, workforce management, enterprise message collection
Sources: IDC, Internal estimates

Navis iOperations Software Portfolio Now And In 2002



Business Layer
iEngineer
iProvision
iAssure
Network Elements
Optical
Packet
Mobile
Circuit

- Operations-role based solutions provide lowest operations costs
- Unified portfolio enables faster delivery of new services
- Deployed in >120 service provider networks

Navis iEngineer Family

- Integrated EMS framework across wire-line and wireless technologies
- Centralized resource repository with automatic data flow-back

Navis Integrated EMS resource management

Navis iProvision Family

- Flow-through service provisioning through unified workflow engine – IP, ATM, optical,wireless, DSL, cable.
- Policy-based security and quality of service delivered to end users

Workflow-based service provisioning

Navis iAssure Family

- Performance and fault management for VoIP and wireless data services
- Customer network and service management for cross-domain applications

VitalSuite

We're Aligned And Ideally Positioned To Succeed

- Even with today's challenges, INS is addressing an $80 B market opportunity in 2002
- INS is pursuing that opportunity with:
  - The most complete and competitive product portfolio for service providers
  - A globally deployed solutions capability
  - The industry's most complete network management systems and most extensive services capability to manage and integrate service provider networks



Network Operations
C2P
C2P
IP Services
Circuit to Packet (C2P)
Metro
Core
IP Services
Access
Metro
Core Networks

Lucent Technologies Investment Community Briefing

November 7, 2001

Mobility Segment Update

Jim Brewington

President

Mobility Solutions Group

Lucent Technologies
Bell Labs Innovations

Mobility Market - Service Providers

- $95 billion market opportunity by 2006
- Industry consolidation will result in top 30 mobility firms controlling 80% of expenditures


France Telecom/
Orange
Sprint
Telefonica
AWS
China
DT/BT
Verizon /
Major
Independents

Mobility Market - Subscribers



- Worldwide wireless subscribers: *approaching 800 million*
- US wireless subscribers: *125 Million*
Millions
900
800
700
600
500
400
300
200
100
0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Source: EMC Database 2001

Operator Key Success Factors

- Provide huge voice capacity at extremely low cost in a very spectrum-efficient manner
- Penetrate the high speed wireless data market in the enterprise space

Lucent Sponsored Market Research – High Speed Data Focus Groups Summary

Rank Order of Ideal Features

1. **Wireless**
2. **Lightweight**
3. **Always on/connected/high reliability of connection**
4. **Fast (minimum 2-3x dialup speed preference 4-6x dialup speed)**
5. **Coverage adequate**
6. **Security enabled but easy and hassle free**
7. **Cost (core range $40-$100 for unlimited access)**

Participant Comments

"no worries about finding a phone line"

"The always on. That's the single biggest thing."

"If you don't have access to the intranet - work stops"

"Productivity is proportional to speed."

"Good option for home access"

"$50 - within range, reasonable"

"Outrageous connection charges at hotels would be nearly eliminated."

Needs of mobile professionals and high speed data offer closely correlated

Global Mobility Market

Capital expenditures* by mobile service providers worldwide expected to grow to $95B by 2006



2G & 2.5G
Other
TDMA
GSM
CDMA
UMTS
CDMA2000
Over 65%
3G Spread Spectrum
(CDMA2000 & UMTS)

*CapEx includes equipment, network construction and other non-network related capital expenditures.
Source: Equity analyst reports and SP announcements

Lucent's 3G Offer Essentials

- Spread Spectrum (UMTS, CDMA2000-1X, CDMA2000 1X-EV)
  - World leader in spread spectrum deployment
- Packet Data Core
  - Broadest portfolio of core data networking products supporting high speed data applications
- Voice over IP
  - Bell Labs research expertise
- Network deployment capability
  - Lucent Worldwide Services, the largest global service organization dedicated to service providers

Mobility Solutions taps Lucent's strengths across optical, data, switching, software and services to deliver solutions to mobile operators

Lucent Mobility Segment High-Speed Voice/Data Offer Timeline


3G-1X (Voice)
Commercial Availability Now
3G-1X (Voice / Data)
Commercial Availability Now
3G-1xEV DO (Data Only)
Market Introduction April '02
UMTS (Data First)
Market Introduction June '02
UMTS (Voice / Data)
Market Introduction Dec '02
3G-1xEV DV (Voice / Data)
Standards Available Feb. '02
Target Q4-2003
2001
2002
2003

Lucent is on track to be the first to deliver high-speed data capabilities to operators

Mobility Solution



Application Layer
Business Layer
iEngineer
iProvision
iAssure
Network Elements
Network Management
MiLife Platform
Application Services
Control
Bearer
Service Control Layer
SuperHLR
Packet Data Gateways
Mobile Switching Center (5ESS, Softswitch)
Internet / Public Data Network
Public Switched Telephone Network
Radio Network Controller
Access
Metro
Core
CDMA2000 & UMTS
Flexent Base Station Family (Modular Cell, OneBTS)
Network Transport Layer

Mobility Portfolio: Radio Access Platforms


RECENTLY UPGRADED
Modular Cell
OneBTS
New In 2002
Access

Flexent Base Station Family (Modular Cell, OneBTS Common Platform)

cdmaOne, CDMA2000 and UMTS

Supports integrated intelligent antennas for superior capacity growth

Radio Network Controller

High-performance radio access control function for CDMA2000 and UMTS

Mobility Portfolio: Service Control And Application Platforms


RECENTLY UPGRADED
MiLife™ Mobile Internet
Platforms for rapid, easy introduction of personalized, revenue-generating mobile services
New In 2002
SuperHLR
Authenticates, manages profiles and Internet addresses for mobile users
SpringTide IPSS
Packet Data Gateways
RECENTLY ANNOUNCED
Leverages strength of enterprise data services offering for mobile users
Mobile Switching Center (5ESS,Softswitch)
Enables integrated voice/data services
New In 2002
Softswitch
5ESS

Mobility Solutions Tap Strengths Across Lucent's Portfolio


Application Layer
Business Layer
iEngineer
iProvision
iAssure
Network Elements
Network Management
MiLife Platform
Application Services
Control
Bearer
Service Control Layer
Internet / Public Data Network
Public Switched Telephone Network
Access
CDMA2000 & UMTS
Metro
Core
Network Transport Layer

Meeting Customers' Needs From A Position Of Strength

- Global market leader in CDMA spread-spectrum
  - Over $7B in announced contracts in FY-01 for CDMA networks
  - Just announced: $150M 3G CDMA contract with Movilnet
  - First to successfully commercialize CDMA2000–1X in North America
  - Key Accounts: Verizon Wireless, Sprint PCS, Telesp, China Unicom
- North American market leader in current-generation TDMA
  - Key accounts: AT&T Wireless, Cingular
- Building presence in UMTS
  - Key accounts: Telefonica, KPN

Lucent is well-positioned to be the global vendor of choice for 3G cdma2000 and UMTS network solutions

We're Aligned And Ideally Positioned To Succeed

- Worldwide mobile service provider capital expenditures will grow to $95B by 2006 and over 65% will be 3G
- Our resources are focused on 3G spread-spectrum solutions
- "Data First" offer is being deployed early for mobile operator revenue growth
- Entire Lucent portfolio is being leveraged for network solutions